UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

Alfacell Corporation

(Exact name of registrant as specified in its charter)

0-11088

(Commission File Number)

Delaware	22-2369085
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

300 Atrium Drive, Somerset, NJ 08873

(Address of principal executive offices, with zip code)

(732) 652-4525

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 15, 2007, Alfacell Corporation (“Alfacell”) issued a press release reporting certain financial and other information for the fourth quarter and fiscal year ended July 31, 2007. A copy of Alfacell’s press release dated October 15, 2007, is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 2.02. Also, on October 15, 2007, the Company held a conference call and Webcast to discuss the financial results set forth in the press release and its Annual Report on Form 10-K, filed later that day. A replay of the call will be available until October 22, 2007 both by telephone and on Alfacell’s Website at www.alfacell.com. To access the replay by phone, U.S. residents may dial 1-877-660-6853, and international callers may dial 1-201-612-7415 and enter account number 286 and conference ID number 257455.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in that filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Alfacell Corporation dated October 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALFACELL CORPORATION

Date: October 18, 2007	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Executive Vice President, Chief Financial
Officer and Secretary

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